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                                                                      EXHIBIT 10



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Chartered Semiconductor Manufacturing Ltd:


We consent to the incorporation by reference in the registration statement (No. 333-56878) on Form F-3 of Chartered Semiconductor Manufacturing Ltd of our report dated February 1, 2002, with respect to the consolidated balance sheets of Chartered Semiconductor Manufacturing Ltd and subsidiaries as of December 31, 2000 and 2001, and the related consolidated statements of operations and comprehensive income (loss), shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 2001, and our report dated February 1, 2002, with respect to the balance sheets of Silicon Manufacturing Partners Pte Ltd as of December 31, 1999, 2000 and 2001, and the related profit and loss accounts, statements of changes in equity and cash flows for the three years ended December 31, 2001, which reports appear in the December 31, 2001 annual report on Form 20-F of Chartered Semiconductor Manufacturing Ltd.






KPMG
Singapore



March 11, 2002